Exhibit 10.5

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of February 2, 2006, by and between Indalex Holdings Finance, Inc., a Delaware corporation (the “Company”), and Sun Indalex, LLC, a Delaware limited liability company (“Sun”).

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Purchase and Sale of Securities.

(a)           Upon execution of this Agreement, (i) Sun will purchase, and the Company shall issue and sell, (A) a Promissory Note (the “Note”) in the form attached hereto as Exhibit A, in the principal amount of $1,450,000.00, at a price equal to face value and (B) 983,929 shares of Voting Common Stock (the “Stock”), at a price of $111.25 per share, and (ii) Sun will deliver to the Company US $109,462,083.00 in immediately available funds.

(b)           In connection with the purchase and sale of the Securities hereunder, Sun represents and warrants to the Company that:

(i)            Sun is an “accredited investor” within the meaning of the Securities Act;

(ii)           by reason of its business and financial experience, and the business and financial experience of those retained to advise it with respect to its investment in the Securities being purchased hereunder, Sun, together with such advisors, has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto;

(iii)          Sun is acquiring the Securities for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof;

(iv)          Sun is aware that there is no public market for the Securities and it is unlikely that there will ever be such a public market;

(v)           Sun has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Securities and has had full access to such other information concerning the Company as it has requested; and

(vi)          this Agreement constitutes the legal, valid and binding obligation of Sun, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Sun does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Sun is a party or any judgment, order or decree to which Sun is subject.

2.             Securities Law Restrictions on Transfer of the Restricted Securities.

(a)           The Securities are restricted securities transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 2(b) below, any other legally available means of transfer.

(b)           In connection with the transfer of any Restricted Securities (other than a transfer described in clauses (i) or (ii) of Section 2(a) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act.  In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act and the Restricted Securities are then in certificated form, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 2(d).  If the Company is not required to deliver new certificates without such legend for such Restricted Securities, the holder of such Restricted Securities shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 2.

(c)           If any Restricted Security becomes eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the Securities Act legend set for in Section 2(d) below from the certificates for such Restricted Securities provided that such holder has previously delivered to the Company an opinion of counsel that Rule 144(k) applies and that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act.  Each opinion of counsel delivered to the Company under this Section 2 shall be in form and substance reasonably satisfactory to the Company.

(d)           Each certificate or instrument representing the Stock shall be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE STOCKHOLDERS’ AGREEMENT DATED AS OF FEBRUARY 2, 2006 AMONG THE ISSUER HEREOF AND CERTAIN OTHER PERSONS, A TRUE AND CORRECT COPY OF WHICH IS ON FILE AT THE ISSUER’S CHIEF EXECUTIVE OFFICE.  UPON WRITTEN REQUEST TO THE ISSUER, A COPY THEREOF WILL BE MAILED OR OTHERWISE PROVIDED WITHOUT CHARGE WITHIN TEN (10) DAYS OF RECEIPT OF SUCH REQUEST TO APPROPRIATELY INTERESTED PERSONS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

(e)           The Note shall be imprinted with a legend in substantially the following form:

“THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.”

(f)            Notwithstanding anything to the contrary contained herein, the Stock is also subject to the restrictions on transfer set forth in the Stockholders’ Agreement and the Registration Agreement, and nothing herein shall be interpreted to limit the restrictions on transfer set forth therein.

3.             Definitions.

“Registration Agreement” means the Registration Agreement, dated as of the date hereof, by and among the Company, Sun and certain other stockholders of the Company.

“Restricted Securities” means the Securities. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 2(d) have been delivered by the Company in accordance with Section 2.

“Securities” means the Note and the Stock of the Company acquired by Sun hereunder.  Securities will continue to be Securities in the hands of any holder other than Sun, and except as otherwise provided herein, each such other holder of Securities will succeed to all rights and obligations attributable to Sun as a holder of Securities hereunder.  Securities will also include shares of stock of the Company issued with respect to the Securities by way of a stock split, stock dividend or other recapitalization.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder.

“Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of the date hereof, by and among the Company, Sun, and the Minority Stockholders (as defined therein).

“Voting Common Stock” has the meaning set forth in the Stockholders’ Agreement.

4.             General Provisions.

(a)           Survival of Representations.  All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a party or on its behalf.

(b)           Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address indicated for such person in the Stockholders’ Agreement.

(c)           Transfers in Violation of Agreement. Any transfer or attempted transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Securities as the owner of such Securities for any purpose.

(d)           Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(e)           Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)            Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.  Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

(g)           Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Sun, the Company and their respective successors and assigns (including subsequent holders of the Securities).

(h)           Choice of Law; Waiver of Jury Trial. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and it stockholders.  All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)            Remedies.  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys’ fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party in its sole discretion may apply to any court of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(j)            Amendment and Waiver.  The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Sun.

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the date first written above.

INDALEX HOLDINGS FINANCE, INC.

By:	/s/ Matthew Garff
Name:	Matthew Garff
Its:	Vice President

SUN INDALEX, LLC

By:	/s/ Matthew Garff
Name:	Matthew Garff
Its:	Vice President